UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 13, 2007
Date of Report (Date of earliest event reported):

CHINA PRECISION STEEL, INC.
(Exact name of registrant as specified in charter)

Colorado	000-23039	14-1623047

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8th Floor, Teda Building, 87 Wing Lok Street Sheung Wan Hong Kong, The People’s Republic of China
(Address of principal executive offices)

+852-2543-8223
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On November 13, 2007, the Company issued a press release announcing the results of its Annual Meeting of Shareholders held on November 12, 2007, in New York City, New York. A copy of such release is filed herewith as Exhibit 99.1 and incorporated herein by reference thereto.

Item 9.01.	Financial Statement and Exhibits

(d)	Exhibits
99.1	Press Release, dated November 13, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2007	CHINA PRECISION STEEL, INC.

	By:	/s/ Leada Tak Tai Li
Leada Tak Tai Li, Chief Financial Officer
Title

EXHIBIT INDEX

Exhibits
99.1	Press Release, dated November 13, 2007